EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Kraig Biocraft Laboratories, Inc. for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kim Thompson, Chief Executive Officer and Chief Financial Officer of Kraig Biocraft Laboratories, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly represents in all material respects, the financial condition and results of operations of Kraig Biocraft Laboratories, Inc.

Date: April 12 , 2012	By:	/s/ Kim Thompson
Kim Thompson
Chief Executive Officer,
Chief Financial Officer (principal executive officer, principal financial officer and principal accounting officer)

A signed original of this written statement required by Section 906 has been provided to Kraig Biocraft Laboratories, Inc. and will be retained by Kraig Biocraft Laboratories, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.